                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

                                                      DATED AS OF APRIL 23, 2003

            AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 23, 2003 (this "Amendment") to the Credit Agreement dated as of December 26, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among PERKINELMER, INC., a Massachusetts corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (collectively, the "Lenders"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as sole advisor, sole lead arranger and sole bookrunner, MERRILL LYNCH CAPITAL CORPORATION, as syndication agent, SOCIETE GENERALE, as documentation agent and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as Issuing Lender and Alternate Rate Lender. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement; and

            WHEREAS, the Lenders have indicated their willingness to agree to so amend the Credit Agreement, but only on and subject to the terms and conditions of this Amendment;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date (as defined in Section 2 below), as follows:

            (a) As of March 28, 2003, clause (2) of the proviso to the definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            "(2) in calculating Consolidated EBITDA for the fiscal quarters ending December 31, 2002, March 30, 2003, June 29, 2003, September 28, 2003, and December 28, 2003, non-cash and cash restructuring charges relating to the consolidation of the Life Sciences and Analytical Instruments units that were recorded in any such fiscal quarter, in an aggregate amount for all such fiscal quarters not exceeding $25,000,000, shall be excluded."; and

            (b) As of March 28, 2003, the definition of "Consolidated Interest Expense" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the proviso thereto.

            SECTION 2. Conditions of Effectiveness. This Amendment shall become effective (the "Effective Date") as of the date first above written when, and only when:

            (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

            (b) the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender

                  (i) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder and thereunder; and

                  (ii) A certificate signed by a duly authorized officer of the
            Borrower stating that:

                  (1) The representations and warranties contained in the Loan Documents and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, except where such representation and warranty is expressly made as of a specific earlier date, in which case such representation and warranty shall be true as of such earlier date; and

                  (2) No event has occurred and is continuing that constitutes a Default or Event of Default as of the Effective Date after giving effect to this Amendment.

                  (iii) All of the accrued fees and expenses of the
            Administrative Agent and the Lenders (including the accrued fees and expenses of counsel for the Administrative Agent and the Lenders in connection with this Amendment and for other work since the Closing
            Date) shall have been paid in full, including without limitation, payment by the Borrower to the Administrative Agent, for the pro rata benefit of the Lenders that execute this Amendment by no later than 12:00 p.m. (New York City time) on April 23, 2003, an amendment fee equal to 0.05% of the sum of (x) the outstanding principal balance of the Tranche B Term Loans and (y) the aggregate amount of the Revolving Credit Commitments and the L/C Commitments of such Lenders under the Credit Agreement, in each case without duplication, as of the date hereof.

            SECTION 3. Representations and Warranties of the Borrower. In order to induce the parties hereto to execute and deliver this Amendment, the Borrower hereby restates each of the representations and warranties contained in Sections 4.3, 4.4 and 4.5 of the Credit Agreement, with each reference therein to the Credit Agreement being deemed to be a dual reference both to this Amendment and the Credit Agreement as amended by this Amendment.

            SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

            SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable and documented costs and expenses of the Administrative Agent and the Arranger in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and the Arranger) in accordance with the terms of Section 10.5 of the Credit Agreement.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of separate counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the day first above written.


                                    PERKINELMER, INC., as Borrower

                                    By:  /s/ Robert F. Friel
                                       -----------------------------------------
                                       Name:  Robert F. Friel
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and as Lender


                                    By:  /s/ James W. Ford
                                       -----------------------------------------
                                       Name:  James W. Ford
                                       Title:  Managing Director


                                    MERRILL LYNCH CAPITAL CORPORATION, as
                                    Syndication Agent and as Lender


                                    By: /s/ Nancy E. Meadows
                                       -----------------------------------------
                                       Name:  Nancy E. Meadows
                                       Title: Assistant Vice President


                                    SOCIETE GENERALE, as Documentation
                                    Agent and as Lender


                                    By: /s/ Wormser Eric
                                       -----------------------------------------
                                       Name:  Wormser Eric
                                       Title: Managing Director

                                                   ABN AMRO Bank N.V., as Lender


                                             By:  /s/ Nancy W. Lanzoni
                                                ________________________________
                                                Name: Nancy W. Lanzoni
                                                Title: Group Vice President



                                             By:  /s/ Michele R. Costello
                                                ________________________________

                                                Name: Michele R. Costello
                                                Title: Assistant Vice President

ARCHIMEDES FUNDING IV, LTD.
BY:  ING Capital Advisors, LLC
     as Collateral Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager


NEMEAN CLO, LTD.
By:  ING Capital Advisors, LLC,
(1)  As Investment Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager


ENDURANCE CLO I, LTD
c/o ING Capital Advisors, LLC
As Portfolio Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager


ORYX CLO, LTD., AS A LENDER
By:  ING Capital Advisors, LLC
     As Collateral Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager


SEQUILS-ING (HBDGM), LTD.
By:  ING Capital Advisors, LLC
     As Collateral Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager


BALANCED HIGH-YIELD FUND II LTD., AS LENDER
By:  ING Capital Advisors, LLC
     Asset Manager


By:  /s/ Helen Y. Rhee
     -------------------------------
     Helen Y. Rhee
     SVP & Portfolio Manager

AURUM CLO 2002-1 LTD.


By: Columbia Management Advisers, Inc.
(f/k/a Stein Roe & Farnham Incorporated),
As Investment Manager

-------------------------------------, as Lender
(Type or print legal name of Lender)

     By: /s/ Kathleen A. Zarn
         ---------------------------------
        Name:   Kathleen A. Zarn
        Title:  Senior Vice President

                                   BLACKROCK SENIOR LOAN TRUST, as Lender
                                   (Type or print legal name of Lender)


                                       By:  /s/ Dennis M. Schaney
                                          -------------------------------------
                                          Name:  Dennis M. Schaney
                                          Title: Managing Director

                                       for BlackRock Financial Management, Inc., as Investment Manager

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its
    Collateral Manager


By: /s/ Dale Burrow
   -----------------------------
Name:  Dale Burrow
Title: Senior Vice President

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager
    Callidus Capital Management, LLC, as Lender
    ------------------------------------
    (Type or print legal name of Lender)


By: /s/ Wayne Mueller
    ------------------------
    Name:  Wayne Mueller
    Title: Managing Director

                                CENTURION CDO II, LTD.
                                By: American Express Asset Management Group Inc.
                                    as Collateral Manager, as Lender
                                (Type or print legal name of Lender)


                                    By: /s/ Leanne Stavrakis
                                       -----------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                               CENTURION CDO VI, Ltd.
                               By: American Express Asset Management Group, Inc. as Collateral Manager



                               ____________________________________, as Lender
                               (Type or print legal name of Lender)


                               By: /s/ Leanne Stavrakis
                                   ____________________________________________

                                   Name:   Leanne Stavrakis
                                   Title:  Director - Operations

                               Citadel Hill 2000, as Lender
                               (Type or print legal name of Lender)


                               By: /s/ Stephen Lockhart
                                   ----------------------------------
                                   Name:   STEPHEN LOCKHART
                                   Title:  AUTHORIZED SIGNATORY

                               CREDIT SUISSE FIRST BOSTON
                               INTERNATIONAL, as Lender
                               (Type or print legal name of Lender)


                               By: /s/ [ILLEGIBLE]
                                   __________________________________

                                   Name:
                                   Title:

                               FOREST CREEK CLO, Ltd.
                               By: Deerfield Capital Management LLC as its
                               Collateral Manager



                               By: /s/ Dale Burrow
                                   ___________________________________

                                   Name:   Dale Burrow
                                   Title:  Senior Vice President

                                     FRANKLIN FLOATING RATE TRUST, as Lender
                                     ----------------------------
                                    (Type or print legal name of Lender)




                                    By: /s/ Richard D'Addario
                                       ----------------------------
                                       Name:  Richard D'Addario
                                       Title: Vice President

                                 FRANKLIN FLOATING RATE MASTER SERIES, as Lender
                                 ------------------------------------
                                 (Type or print legal name of Lender)




                                        By: /s/ Richard D'Addario
                                           -------------------------------------
                                           Name:  Richard D'Addario
                                           Title: Vice President

                             Franklin Floating Rate Daily Access Fund, as Lender
                             ----------------------------------------
                             (Type or print legal name of Lender)




                             By: /s/ Richard D'Addario
                                ------------------------------------------------
                                Name:  Richard D'Addario
                                Title: Vice President

                                        Franklin CLO II, Limited, as Lender
                                        ------------------------
                                        (Type or print legal name of Lender)




                                        By: /s/ Richard D'Addario
                                           -------------------------------------
                                           Name:  Richard D'Addario
                                           Title: Senior Vice President

                                        Franklin CLO III, Limited, as Lender
                                        -------------------------
                                        (Type or print legal name of Lender)




                                        By: /s/ Richard D'Addario
                                           -------------------------------------
                                           Name:  Richard D'Addario
                                           Title: Senior Vice President

                                        FRANKLIN CLO IV, LIMITED, as Lender
                                        ------------------------
                                        (Type or print legal name of Lender)




                                        By: /s/ Richard D'Addario
                                           -------------------------------------
                                           Name:  Richard D'Addario
                                           Title: Senior Vice President

                                        Galaxy CLO 1999-1 Ltd., as Lender
                                        --------------------




                                        By: /s/ Steven S. Oh
                                           -------------------------------------
                                           Name:  Steven S. Oh
                                           Title: Authorized Agent

                                        Galaxy CLO 2003-1 Ltd.
                                        By: CIBC Inc., as Agent as Lender




                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Name:
                                           Title:

                             GoldenTree Loan Opportunities I, Limited, as Lender


                             By: /s/ Frederick S. Haddad
                                 -----------------------------------------------
                                 Name:  Frederick S. Haddad
                                 Title:

                                      Harch CLO I, Ltd., as Lender
                                      (Type or print legal name of Lender)


                                      By: /s/ Michael E. Lewitt
                                          --------------------------------------
                                          Name:  Michael E. Lewitt
                                          Title: AUTHORIZED SIGNATORY

                            Hewett's Island CDO, Ltd.
                            By: CypressTree Investment Management Company, Inc.,
                                as Portfolio Manager.


                            By: /s/ Michael Ashton
                                ------------------------------------------------
                                Name:  Michael Ashton
                                Title: Principal

                                 IKB CAPITAL CORPORATION, as Lender
                                 (Type or print legal name of Lender)

                                 By: /s/ David Snyder
                                     -------------------------------------------
                                     Name:  DAVID SNYDER
                                     Title: PRESIDENT
                                            IKB CAPITAL CORPORATION

                         INDOSUEZ CAPITAL FUNDING VI, LIMITED
                         By: Indosuez Capital as Collateral Manager


                         By: /s/ JACK C. HENRY
                             -------------------
                         Name: Jack C. Henry
                         Title: Principal

                         KZH CYPRESSTREE-1 LLC, as Lender


                         By: /s/ SUSAN LEE
                             -------------------
                         Name: Susan Lee
                         Title: Authorized Agent

                         KZH ING-2 LLC, as Lender


                         By: /s/ SUSAN LEE
                             -------------------
                         Name: Susan Lee
                         Title: Authorized Agent

                         KZH SOLEIL LLC, as Lender


                         By: /s/ SUSAN LEE
                             -------------------
                         Name: Susan Lee
                         Title: Authorized Agent

                                        KZH SOLEIL-2 LLC, as Lender



                                        By:          /s/ Susan Lee
                                            ____________________________________
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                        KZH STERLING LLC, as Lender



                                        By:          /s/ Susan Lee
                                            ____________________________________
                                            Name:  Susan Lee
                                            Title: Authorized Agent

                                        LCMI Limited Partnership, as Lender
                                        (Type or print legal name of Lender)
                                        By:  Lyon Capital Management LLC,
                                        As Attorney in Fact




                                        By:       /s/ F. Tavangar
                                            ____________________________________
                                            Name:    LYON CAPITAL MANAGEMENT LLC
                                            Title:   Farboud Tavangar
                                                     Senior Portfolio Manager

                                   LIBERTY FLOATING RATE
                                   ADVANTAGE FUND

                                   By: Columbia Management Advisors, Inc.
                                   (f/k/a Stein Roe & Farnham Incorporated),
                                   As Advisor __________________, as Lender
                                      (Type or print legal name of Lender)


                                        By:         /s/ Kathleen A. Zarn
                                            ____________________________________
                                            Name:       Kathleen A. Zarn
                                            Title:      Senior Vice President

                         Magnetite Asset Inventors L.L.C.
                       ----------------------------------------, as Lender
                       (Type or print legal name of Lender)



                       By: /s/ Dennis M. Schaney
                           ------------------------------------
                           Name:   Dennis M. Schaney
                           Title:  Managing Director




                       for BlackRock Financial Management, Inc.,
                                 as Managing Member

                         Magnetite Asset Investors III L.L.C.
                       ----------------------------------------, as Lender
                       (Type or print legal name of Lender)



                       By: /s/ Dennis M. Schaney
                           ------------------------------------
                           Name:   Dennis M. Schaney
                           Title:  Managing Director




                       for BlackRock Financial Management, Inc.,
                                 as Managing Member

                         Magnetite IV CLO, Limited
                       ----------------------------------------, as Lender
                       (Type or print legal name of Lender)



                       By: /s/ Dennis M. Schaney
                           ------------------------------------
                           Name:   Dennis M. Schaney
                           Title:  Managing Director




                       for BlackRock Financial Management, Inc.,
                                 as Collateral Manager

                          Magnetite IV CLO, Limited
                       ----------------------------------------, as Lender
                       (Type or print legal name of Lender)



                       By: /s/ Dennis M. Schaney
                           ------------------------------------
                           Name:   Dennis M. Schaney
                           Title:  Managing Director




                       for BlackRock Financial Management, Inc.,
                               as Collateral Manager

                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY, as Lender
                              BILL & MELINDA GATES FOUNDATION, as
                              Lender

                              By: David L. Babson & Company Inc. as
                              Investment Adviser

                              By: /s/ Glenn Duffy
                                 ________________________________________
                                 Name: Glenn Duffy
                                 Title: Managing Director

                              BABSON CLO LTD. 2003-I, as Lender
                              By: David L. Babson & Company Inc. as Manager

                              By: /s/ Glenn Duffy
                                 ________________________________________
                                 Name: Glenn Duffy
                                 Title: Managing Director

                              APEX (IDM) CDO I, LTD., as Lender
                              ELC (CAYMAN) LTD., as Lender
                              ELC (CAYMAN) LTD. CDO SERIES 1999-I, as lender ELC (CAYMAN) LTD. 1999-II, as Lender
                              ELC (CAYMAN) LTD. 1999-III, as Lender
                              ELC (CAYMAN) LTD. 2000-I, as Lender
                              TRYON CLO LTD. 2000-I, as Lender

                              By: David L. Babson & Company Inc. as Collateral Manager

                              By: /s/ Glenn Duffy
                                 ________________________________________
                                 Name: Glenn Duffy
                                 Title: Managing Director

                              MAPLEWOOD (CAYMAN) LIMITED, as Lender
                              By: David L. Babson & Company Inc. under
                              delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                              By: /s/ Glenn Duffy
                                 ________________________________________
                                 Name: Glenn Duffy
                                 Title: Managing Director

                              MONY Life Insurance Company, as Lender
                              _______________________________________
                               (Type or print legal name of Lender)

                                   By: MONY Capital Management, Inc.,
                                          as Investment Adviser

                              By: /s/ Suzanne E. Walton
                                  ___________________________________
                                  Name: Suzanne E. Walton
                                  Title: Senior Managing Director

       MONY Life Insurance          Company of America        , as Lender
                           -----------------------------------
                           (Type or print legal name of Lender)

                                      By: MONY Capital Management, Inc.


                                      By:         /s/ Suzanne E. Walton
                                         ---------------------------------------
                                         Name:   Suzanne E. Walton
                                         Title:  Authorized Agent

                                              MUIRFIELD TRADING, INC., as Lender


                                              By:      /s/ Diana M. Himes
                                                 -------------------------------
                                                 Name:  Diana M. Himes
                                                 Title: Assistant Vice President

                                        New York Life Insurance Company, as
                                        Lender


                                        By:        /s/ F. David Melka
                                           -------------------------------------
                                           Name:   F. David Melka
                                           Title:  Investment Vice President

                                        New York Life Insurance and Annuity
                                        Corporation,
                                        By: New York Life Investment Management,
                                        LLC, its Investment Manger, as Lender


                                        By:        /s/ F. David Melka
                                           -------------------------------------
                                           Name:   F. David Melka
                                           Title:  Vice President

                                        ORIX Finance Corp. I, as Lender

                                        By: /s/ S.H. Davis
                                            ------------------------------------
                                            Name: Sheppard H.C. Davis, Jr.
                                            Title: Authorized Representative

                                        PRESIDENT & FELLOWS OF HARVARD
                                        COLLEGE

                                        By: Regiment Capital Management, LLC
                                            as its Investment Advisor

                                        By: Regiment Capital Advisors, LLC
                                            its Manager and pursuant to
                                            delegated authority


                                        By: /s/ Timothy S. Peterson
                                            ------------------------------------
                                            Timothy S. Peterson
                                            President

                                       Lender:

                                       PRINCIPAL LIFE INSURANCE COMPANY

                                       By: Principal Global Investors, LLC
                                           a Delaware limited liability company,
                                           its authorized signatory

                                       By: /s/ Douglas A. Drees
                                           -------------------------------------
                                       Its: Douglas A. Drees, Counsel

                                       By: /s/ Elizabeth D. Swanson
                                           -------------------------------------
                                       Its: Elizabeth D. Swanson, Counsel

                                        REGIMENT CAPITAL LTD.

                                        By: Regiment Capital Management, LLC
                                            as its Investment Advisor

                                        By: Regiment Capital Advisors, LLC
                                            its Manager and pursuant to
                                            delegated authority


                                        By: /s/ Timothy S. Peterson
                                            ------------------------------------
                                            Timothy S. Peterson
                                            President

                              RIVIERA FUNDING LLC, as Lender

                              By: /s/ Diana M. Himes
                                 -------------------------------
                                 Name:  Diana M. Himes
                                 Title: Assistant Vice President

                              ROSEMONT CLO, Ltd.
                              By: Deerfield Capital Management LLC as its
                                  Collateral Manager

                              By: /s/ Dale Burrow
                                 ----------------------------
                                 Name:  Dale Burrow
                                 Title: Senior Vice President

                                   Seaboard CLO 2000, Ltd.
                                   By: ORIX Capital Markets, LLC, as Lender
                                       Its Collateral Manager

                                   By: /s/ Sheppard H.C. Davis, Jr.
                                      -------------------------------------
                                      Name:  Sheppard H.C. Davis, Jr.
                                      Title: Managing Director

                                   Senior Loan Fund, as Lender
                                   ----------------
                                   (Type or print legal name of Lender)

                                   By: /S/ Dennis M. Schaney
                                      ---------------------------------
                                      Name:  Dennis M. Schaney
                                      Title: Managing Director

                                   for BlackRock Financial Management, Inc., as Investment Manager

                                     SEQUILS-Cumberland I, Ltd.
                                     By: Deerfield Capital Management LLC as its
                                         Collateral Manager



                                     By: /s/ Dale Burrow
                                         ------------------------
                                     Name:  Dale Burrow
                                     Title: Senior Vice President

                                Sequils--Centurion V, Ltd.
                                By: American Express Asset Management Group Inc.
                                    as Collateral Manager



                                    -----------------------------, as Lender
                                    (Type or print legal name of Lender)


                                    By: /s/ Leanne Stavrakis
                                       --------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director--Operations

                                            STANWICH LOAN FUNDING LLC, as Lender



                                            By: /s/ Diana M. Himes
                                               -------------------------------
                                               Name:  DIANA M. HIMES
                                               Title: ASSISTANT VICE PRESIDENT

                                       STEIN ROE & FARNHAM CLO I LTD.

                                       By: Columbia Management Advisers, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Portfolio Manager
                                             -----------------------, as Lender
                                       (Type or print legal name of Lender)

                                             By: /s/ Kathleen A. Zarn
                                                -------------------------------
                                                Name:  Kathleen A. Zarn
                                                Title: Senior Vice President

                                    SunAmerica Life Insurance Company, as Lender

                                    By: /s/ Steven S. Oh
                                       ------------------
                                       Name: Steven S. Oh

                                       Title: Authorized Agent

                                    Toronto Dominion (New York), Inc., as Lender
                                            (Type or print legal name of Lender)

                                            By: /s/ Stacey L. Malek
                                               ----------------------
                                               Name: Stacey L. Malek

                                               Title: Vice President

                               Venture CDO 2002, Limited, as Lender
                               (Type or print legal name of Lender)

                               By its investment advisor, Barclays Capital Asset Management Limited,
                               By its sub-advisor, Barclays Bank PLC, New York Branch

                               By: /s/ Hans L. Christensen
                                  -------------------------
                                  Name: Hans L. Christensen

                                  Title: Director

                               Venture II CDO 2002, Limited, as Lender
                               (Type or print legal name of Lender)

                               By its investment advisor, Barclays Bank PLC, New York Branch


                               By: /s/ Hans L. Christensen
                                  -------------------------
                                  Name: Hans L. Christensen

                                  Title: Director